UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

______________________________

 KBR, INC.
(Exact name of registrant as specified in its charter)

                                                                                                                               Delaware                                                  1-33146                                             20-4536774
                                                                                                                                  (State or other jurisdiction                     (Commission File Number)                          (IRS Employer
                                                                                                                                   of incorporation)                                                                                               Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                      Results of Operations and Financial Conditions.

On April 29, 2015, KBR, Inc. issued a press release entitled, “KBR Announces Strong First Quarter 2015 Earnings.”  The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

99.1	KBR, Inc. press release dated April 29, 2015 entitled, “KBR Announces Strong First Quarter 2015 Earnings.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date April 29, 2015	By:	/s/ Beth Ann Dranguet
Beth Ann Dranguet Assistant Corporate Secretary